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                                                                  EXHIBIT 10.5


                    MODIFICATION OF SECURED PROMISSORY NOTE



WHEREAS this agreement is in reference to a loan which is evidenced by an instrument entitled Secured Promissory Note, (NOTE), dated January 11, 2000 executed by LEE PHARMACEUTICALS for the original principal sum of Fifty Eight Thousand and 00/100 Dollars ($58,000.00) and payable to the order of FINOVA CAPITAL CORPORATION.

Principal balance outstanding on this Note as of this date is FIFTY TWO THOUSAND ONE HUNDRED AND 00/100 DOLLARS ($52,100.00).

NOW THEREFORE, it is agreed by the undersigned parties that the Note shall be amended in the following respect:





Maturity date of the Note shall be extended to May 21, 2002.







Except as noted above, all the terms, conditions and provisions of said Note shall remain unchanged and in full force and effect.

Date: May 19, 2000                                 Loan Number: LEE10
     -------------                                             -------

FINOVA CAPITAL CORPORATION                         LEE PHARMACEUTICALS
a Delaware corporation                             a California corporation
----------------------                             ------------------------



By: FARHAD MOTIA                                   By: RONALD G. LEE
   -----------------------------                       ------------------------
    Farhad Motia, Vice President                       Ronald G. Lee, President